Exhibit 99.1

CORPORATE HEADQUARTERS 4000 Union Pacific Avenue City of Commerce, CA 90023 Phone: (323) 980-8145 www.99only.com

99¢ ONLY STORES® ANNOUNCES DATES FOR ITS THIRD QUARTER OF FISCAL 2013 EARNINGS RELEASE AND CONFERENCE CALL

COMMERCE, California — January 23, 2013 — 99¢ Only Stores® (the “Company”) announced it will release its financial results for the third quarter of fiscal 2013 ended December 29, 2012 after market close on Wednesday, February 6, 2013, and will hold a conference call to discuss its results on Thursday, February 7, 2013.

CONFERENCE CALL DETAILS

The Company’s conference call to discuss its results for the third quarter of fiscal 2013 ended December 29, 2012 is scheduled for Thursday, February 7, 2013 at 10:00 a.m. Pacific time (1:00 p.m. Eastern time).

The live Third Quarter Fiscal 2013 Earnings call can be accessed by dialing (888) 771-4371 from the U.S.A., or (847) 585-4405 from international locations, and entering confirmation code 34152057.  Please phone in approximately 9 minutes before the call is scheduled to begin and hold for a ConferencePlus operator to assist you.  Please inform the operator that you are calling in for 99¢ Only Stores’ Third Quarter Fiscal 2013 Earnings Release conference call, and be prepared to provide the operator with your name, company name, and position, if requested.  A telephone replay will be available approximately two hours after the call concludes and will be available through Sunday, February 24, 2013, by dialing (888) 843-7419 from the U.S.A., or (630) 652-3042 from international locations, and entering confirmation code 34152057#.

A copy of this earnings release and any other financial and statistical information about the period to be presented in the conference call will be available prior to the call at the section of the Company’s website entitled “Investor Relations” at www.99only.com.

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Founded in 1982, 99¢ Only Stores® operates 311 extreme value retail stores consisting of 227 stores in California, 39 in Texas, 29 in Arizona, and 16 in Nevada. 99¢ Only Stores® emphasizes quality name-brand consumables, priced at an excellent value, in convenient, attractively merchandised stores. Over half of the Company’s sales come from food and beverages, including produce, dairy, deli and frozen foods, along with organic and gourmet foods. For more information, visit www.99only.com.

Contact:

99¢ Only Stores

Angela Thurstan

323-881-1272

athurstan@99only.com

Safe Harbor Statement

The Company has included statements in this release that constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act, as amended, and Section 27A of the Securities Act of 1933, as amended. As a general matter, forward-looking statements are those focused on future or anticipated events or trends, expectations and beliefs including, among other things, (a) trends affecting the financial condition or results of operations of the Company and (b) the business and growth strategies of the Company (including the Company’s store opening growth rate) that are not historical in nature. Such statements are intended to be identified by using words such as “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” “project,” “plan” and similar expressions in connection with any discussion of future operating or financial performance. Any forward-looking statements are and will be based upon the Company’s then-current expectations, estimates and assumptions regarding future events and are applicable only as of the dates of such statements. Readers are cautioned not to put undue reliance on such forward-looking statements.  Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those projected in this release for the reasons, among others, discussed in the reports and other documents the Company files from time to time with the Securities and Exchange Commission, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections contained in the Company’s Registration Statement on Form S-4 (File No. 333-182582), declared effective on October 9, 2012.  The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.